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                                                                   EXHIBIT 10(q)


                           NOTE MODIFICATION AGREEMENT

         NOTE MODIFICATION AGREEMENT made as of January 31, 2001 (the "Agreement"), between PMC ACQUISITION, INC. DBA ABCO INDUSTRIES, a Texas corporation referred to herein as the "Borrower" having its principal place of business at 2819 Walnut Hill Lane, Dallas, Texas 75229, and BANK OF AMERICA, N.A., a national banking association referred to herein as the "Lender" having its principal place of business at 901 Main Street, 7th Floor, Dallas, Texas 75202-3714.

                                 R E C I T A L S

         A. The Lender has extended the Borrower a credit facility which is presently evidenced by a promissory note in the original principal sum of $2,000,000 made by the Borrower payable to the order of the Lender dated as of May 30, 2000 (the "Note").

         B. The Note and all of the obligations of the Borrower thereunder are secured by, among other things, liens against real and personal property of the Borrower.

         C. The Lender is the holder and beneficial owner of the Note and all of the security for the Note.

         D. The parties have agreed to modify the Note as hereinafter provided.

         NOW THEREFORE, in consideration of the above recitals and the covenants and agreements of the parties hereto and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. MODIFICATION OF NOTE. (a) Section 1.A. of the Note is hereby amended to read in its entirety as follows:

                  "A. Procedure for Borrowing. The loan shall be made in a single advance by Bank to Borrower in the amount of Two Million Dollars ($2,000,000)."

                  (b) Section 1.B. of the Note is hereby amended to read in its entirety as follows:

                  "B. Prime Rate Loans . Borrower agrees to pay interest (calculated on the basis of the actual days elapsed in a year consisting of 360 days) with respect to the unpaid principal amount of the Loan from the date hereof until maturity (whether by acceleration or otherwise) at a varying rate per annum equal to the lesser of (i) the Maximum Rate or (ii) the Prime Rate plus two and one-half percent (2 1/2%). The interest shall be payable on the last day of each Prime Rate Interest Period."

                  (c) Section 1.C. of the Note is hereby amended in its entirety to read as follows:

                  "C. Intentionally Deleted."

                  (d) Section 1.E. of the Note is hereby amended in its entirety to read as follows:



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                  "E. Intentionally Deleted."

                  (e) Section 1.F. of the Note is hereby amended in its entirety to read as follows:

                  "F. Intentionally Deleted."

                  (f) Section 1.G. of the Note is hereby amended in its entirety to read as follows:

                  "G. Prepayment of Loans. Borrower may at any time and from time to time prepay the loan in whole or in part without premium or penalty."

                  (g) Section 1.H. of the Note is hereby amended in its entirety to read as follows:

                  "H. Schedule I. Reference is made to Schedule I attached hereto for definitions applicable to the interest pricing options hereunder."

                  (h) Section 15 of the Note is hereby amended to read in its entirety as follows:

                  "15. Collateral. This Note is secured the liens and security interests granted in, and is entitled to the benefits of, (a) that certain Deed of Trust (with Security Agreement, Assignment of Rents and Leases and Financing Statement) dated as of May 30, 2000, executed by Borrower to Michael F. Hord, Trustee for the benefit of Bank, as the same shall hereafter be amended from time to time (the "Deed of Trust") which has been recorded at Volume 2512, Page 71 of the Deed of Trust Records of Taylor County, Texas; and (b) that certain Security Agreement executed by Borrower to Bank dated as of May 30, 2000, as the same shall hereafter be amended from time to time. Further, this Note is guaranteed pursuant to, and is entitled to the benefits of, that certain Unconditional Guaranty of Peerless Mfg. Co. dated as of May 30, 2000, as amended by that certain First Amendment to Guaranty between Peerless Mfg. Co. and Bank dated as of January 31, 2001 (as the same shall hereafter be amended from time to time, the "Guaranty").

                  (i) Schedule I and Schedule II to the Note are amended in their entirety by substituting therefor Schedule I and Schedule II attached to this Agreement.

         2. CONFIRMATION OF CONTINUED EFFECTIVENESS OF SECURITY. The Borrower hereby confirms and agrees that all of the mortgages, deeds of trust, financing statements, and security agreements which presently secure the Note shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Note as modified by this Agreement.

         3. LIMITATION ON AGREEMENTS. The agreements set forth herein are limited precisely as written and shall not be deemed (i) to be a waiver or waivers of or a consent or consents to the modification of or deviation from any other term or condition of the Note or of any of the other instruments or agreements referred to therein, or (ii) to prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Note or any of the other instruments, agreements or other documents referred to therein.

         4. INCORPORATION OF CERTAIN PROVISIONS BY REFERENCE. The provisions of
         Section 11 of the Note captioned "Applicable Law, Venue and Jurisdiction" and of Section 16 of the Note captioned "Arbitration" are incorporated herein by reference for all purposes.


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         5. NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE
         FINAL AGREEMENT BETWEEN THE BORROWER AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE BORROWER AND THE LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE BORROWER AND THE LENDER.

         6. IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.



                                          PMC ACQUISITION, INC.
                                          DBA ABCO INDUSTRIES


                                          By /s/
                                            ------------------------------------

                                          Title
                                               ---------------------------------

                                          BANK OF AMERICA, N.A.


                                          By /s/ Mark L. Henze
                                            ------------------------------------
                                            Mark L. Henze, Senior Vice President


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                                   SCHEDULE I

                        INTEREST RATE PRICING DEFINITIONS

         The definitions set forth on this Schedule I are those which relate solely to the interest rate pricing options under the Note.

         "BUSINESS DAY" means the normal banking hours during any day (other than Saturdays or Sundays or legal holidays) that banks are legally open for business in Dallas, Texas.

         "INTEREST PERIOD" means the period ending on the last day of each calendar quarter, provided, however, that (i) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall end on the next succeeding Business Day, and (ii) if any Interest Period would otherwise end after the Maturity Date, such Interest Period shall end on the Maturity Date.

         "PRIME RATE" means the variable rate of interest per annum established from time to time by Bank as its Prime Rate (which rate of interest may or may not be the lowest rate or best charged by Bank on similar loans, and Bank may make various commercial or other loans at rates of interest having no relationship to such rate). Each change in the Prime Rate shall become effective without prior notice to Borrower automatically as of the opening of business on the date of such change in the Prime Rate.


                                   SCHEDULE II

                             INTENTIONALLY DELETED.


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